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                          SECURITY AGREEMENT - STOCK PLEDGE


       This SECURITY AGREEMENT - STOCK PLEDGE (this "AGREEMENT"), dated as of September 25, 1997, is entered into by and between PROSPECT MEDICAL HOLDINGS, INC., a Delaware corporation ("PLEDGOR"), and IMPERIAL BANK, a California banking corporation ("PLEDGEE"), with reference to the following facts:

                                   R E C I T A L S

       A. Pledgor and Pledgee have entered into that certain Revolving Credit Agreement, dated as of July 3, 1997 (as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms, the "LOAN AGREEMENT").

       B. Pledgor has agreed to provide additional security for its obligations under the Loan Agreement by pledging to Pledgee all of Pledgor's right, title and interest in and to the Collateral (as hereinafter defined), to secure the Secured Obligations (as hereinafter defined).

                                  A G R E E M E N T

       NOW THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth and for other good and valuable consideration, the parties hereto mutually agree as follows:

       1.   DEFINITIONS AND CONSTRUCTION.

            (a) DEFINITIONS. All initially capitalized terms used but not defined in this Agreement shall have the meanings ascribed to such terms in the Loan Agreement. In addition, the following terms, as used in this Agreement, have the following meanings:

                 "CERTIFICATED SECURITY, "ENDORSEMENT", "REGISTERED FORM", "SECURITY", "SECURITY CERTIFICATE", and "UNCERTIFICATED SECURITY" have the meanings ascribed to such terms in Division 8 of the Code.

                 "CODE" means the California Uniform Commercial Code, as amended and supplemented from time to time, and any successor statute.

                 "COLLATERAL" means all of the following:

                 (i) One thousand (1,000) shares of the outstanding Common Stock of Company, which shares constitute one hundred percent (100%) of the capital stock of Company, and all of the hereafter-acquired shares of Common Stock of Company in which Pledgor has an interest at any time while this Agreement is in effect (collectively, the "SHARES");


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                (ii)  All of Pledgor's presently existing and hereafter
arising stock subscription warrants, stock options, or other rights to purchase Company's capital stock and all rights represented thereby (the "OPTIONS"); and

               (iii) The proceeds of each of the foregoing, including any and all dividends, cash, stock, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any of the Shares or Options (the "PROCEEDS").

                 "COMPANY" means Sierra Medical Management, Inc., a Delaware corporation.

                 "EVENT OF DEFAULT" has the meaning given to such term in
Section 11.

                 "SECURED OBLIGATIONS" means Obligations (as defined in the Loan Agreement) and the obligations of Pledgor hereunder.

                 "'33 ACT" means the Securities Act of 1933, as amended and supplemented from time to time, and any successor statute, and any and all rules promulgated in connection therewith.

            (b) CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning represented by the phrase "and/or." References in this Agreement to "determination" by Pledgee include reasonable estimates (absent manifest error) by Pledgee, as applicable (in the case of quantitative determinations) and reasonable beliefs (absent manifest error) by Pledgee, as applicable (in the case of qualitative determinations). The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified.

       2. PLEDGE. As security for the prompt and complete payment and performance of the Secured Obligations, Pledgor hereby delivers, pledges, and grants to Pledgee a continuing security interest in all of Pledgor's now-owned or hereafter-acquired right, title, and interest in and to the Collateral.

       3. CONTROL OF COLLATERAL. Pledgor shall promptly deliver to Pledgee any and all Certificated Securities comprising all or any portion of the Collateral for Pledgee to hold pursuant to the terms hereof, and if such Certificated Securities are in Registered Form, (i) such Certificated Securities shall be endorsed in blank by an effective undated Endorsement, in form and substance satisfactory to Pledgee in its sole and absolute discretion, or (ii) Pledgor shall cause the Company or the Company's transfer agent to


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transfer such Securities into the name of Pledgee and issue a replacement
Security Certificate evidencing the same in the name of Pledgee. In the event that all or any portion of the Collateral consists of Uncertificated Securities, Pledgor shall cause the Company to enter into a control agreement with respect to such Uncertificated Securities, in form and substance satisfactory to Pledgee in its sole and absolute discretion.

       4. FURTHER ASSURANCES. Pledgor agrees that it shall cooperate with Pledgee and shall execute and deliver, or cause to be executed and delivered, to Pledgee all stock powers, proxies, assignments, financing statements, instruments, control agreements and other documents, and shall take all further action, at the expense of Pledgor, from time to time requested by Pledgee, in order to maintain a continuing, first-priority, perfected security interest in the Collateral in favor of Pledgee, and to enable Pledgee to exercise and enforce its rights and remedies hereunder with respect to the Collateral, and Pledgor agrees that it shall execute and deliver to Pledgee at Pledgee's request any further applications, agreements, documents and instruments, and shall perform any and all acts deemed necessary by Pledgee to carry into effect the terms, conditions, and provisions of this Agreement and the transactions connected herewith. Should Pledgor fail to execute or deliver any such applications, agreements, documents, financing statements and instruments, or to perform any such acts, Pledgor acknowledges that Pledgee may execute and deliver the same and perform such acts in the name of Pledgor and on its behalf as its attorney-in-fact in accordance with Section 13.

       5. PLEDGEE'S DUTIES. Pledgee shall not have any duties with respect to the Collateral other than the duty to use reasonable care if the Collateral is in its possession. In accordance with Section 9207 of the Code, Pledgee shall be deemed to have used reasonable care if it observes substantially the same standard of care with respect to the custody or preservation of the Collateral as it observes with respect to similar assets owned by Pledgee. Without limiting the generality of the foregoing, Pledgee shall be under no obligation to take any steps necessary to preserve rights in the Collateral against any other parties, to sell the same if it threatens to decline in value, or to exercise any rights represented thereby (including rights with respect to calls, conversions, exchanges, maturities, or tenders); PROVIDED, HOWEVER, that Pledgee may, at its option, do so, and any and all expenses incurred in connection therewith shall be for the account of Pledgor.

       6.   VOTING RIGHTS; DIVIDENDS; ETC.

            6.1 During the term of this Agreement, and as long as no Event of Default is continuing:

                 (a) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Shares or any part thereof; PROVIDED, HOWEVER, no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with the terms of this Agreement, the Loan Agreement or any other instrument or agreement referred to therein or herein, or which could have the effect of impairing the value of the Collateral or any part thereof or the position or interest


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of Pledgee therein.

                 (b) Pledgor shall be entitled to receive and retain any and all dividends and distributions paid in respect of the Shares not otherwise prohibited by the Loan Agreement; PROVIDED, HOWEVER, that any and all:

                      (i) dividends and distributions paid or payable other than in cash in respect of, and any and all additional Shares or instruments or other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Shares;

                     (ii) dividends and distributions paid or payable in cash in respect of any Shares in connection with a partial or total liquidation or dissolution, merger, consolidation of the Company, or any exchange of stock, conveyance of assets, or similar corporate reorganization; and

                    (iii) cash paid with respect to, payable, or otherwise distributed on redemption of, or in exchange for, any Shares,

shall be forthwith delivered to Pledgee to hold as Collateral and shall, if received by Pledgor, be received in trust for the benefit of Pledgee, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Pledgee as Collateral in the same form as so received (with any necessary endorsement), and, if deemed appropriate by Pledgee, Pledgor shall take such actions, including the actions described in Section 2, as Pledgee may require.

            6.2 Upon the occurrence of an Event of Default or if any amounts shall be due and payable (whether by acceleration, maturity, or otherwise) under any of the Secured Obligations, all rights of Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 6.1(a) and to receive the dividends and distributions that it would otherwise be authorized to receive and retain pursuant to Section 5.1(b) shall, at Pledgee's option, cease, and all such rights shall, at Pledgee's option, thereupon become vested in Pledgee, and Pledgee shall, at its option, thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments. Any payments received by Pledgor contrary to the provisions of this Section 6.2 shall be held in trust by Pledgor for the benefit of Pledgee, shall be segregated from other funds of Pledgor, and shall be promptly paid over to Pledgee, with any necessary endorsement.

       7. REPRESENTATIONS, WARRANTIES, AND COVENANTS. In order to induce Pledgee to continue to make Loans to Pledgor, Pledgor hereby warrants, represents, and covenants that:

            7.1 There are no restrictions upon the transfer of any of the Collateral to or by Pledgee and Pledgor is the sole beneficial owner of the Collateral and has the right to pledge and grant a security interest in or otherwise transfer such Collateral


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free of any encumbrances or rights of third Persons.

            7.2 All of the Collateral is and shall remain free from all Liens except as created hereby. Pledgor shall not, without Pledgee's prior written consent, sell or otherwise dispose of any of the Collateral.

            7.3 The execution and delivery of this Agreement, and the completion of the actions described in Section 3, creates a valid, perfected and first-priority security interest in the Collateral in favor of Pledgee, and all actions necessary or desirable to such perfection have been duly taken.

            7.4 No authorization or other action by, and no notice to or filing with, any Governmental Authority is required either: (a) for the grant by Pledgor of the security interest granted hereby or for the execution, delivery, or performance of this Agreement by Pledgor; (b) for the perfection of or exercise by Pledgee of its rights and remedies hereunder except as may be required in connection with a disposition of the Collateral by laws affecting the offering and sale of securities generally; or (c) for the exercise by Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement except as may be required in connection with a disposition of the Collateral by laws affecting the offering and sale of securities generally.

            7.5 The pledge of the Collateral pursuant to this Agreement, and the making of the loans in accordance with the terms of the Loan Agreement, does not violate Regulation G, T, U, or X of the Board of Governors of the Federal Reserve System.

            7.6 The Company presently has issued and outstanding one thousand (1,000) shares of Common Stock of which one hundred percent (100%) is owned by Pledgor and they constitute, respectively, all of the capital stock of Company and the Shares referenced herein.

            7.7  There are no presently existing Options.

            7.8 All of the outstanding Shares have been duly and validly issued by the Company, and they are fully paid and nonassessable.

            7.9 Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers, and voting rights), and Pledgor agrees that Pledgee shall not have any responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

            7.10 Pledgor shall at all times keep its books and records concerning the Collateral at its chief executive office. Pledgor shall not change the location of its chief


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executive office without giving Pledgee at least thirty (30) days' prior written notice thereof.

            7.11 Pledgor shall prevent the Company from issuing any additional Shares or Options.

       8. SHARE ADJUSTMENTS. In the event that during the term of this Agreement any reclassification, readjustment, or other change is declared or made in the capital structure of any Company, Pledgor shall give Pledgee prompt written notice thereof and all new substituted and additional shares or other Securities, issued or issuable to Pledgor by reason of any such change or exercise shall be subject to the security interest created hereby and Pledgor shall as soon as practicable but in no event more than 10 days thereafter, take all of the actions required under Section 3 with respect thereto.

       9. OPTIONS. In the event that during the term of this Agreement Options shall be issued or exercised in connection with the Collateral, Pledgor shall give Pledgee prompt written notice thereof and such Options acquired by Pledgor shall be immediately assigned by Pledgor to Pledgee pursuant to an assignment agreement in form and substance satisfactory to Pledgee in its sole and absolute discretion, and all new shares or other Securities so acquired by Pledgor shall also be subject to the security interest created hereby and Pledgor shall as soon as practicable but in no event more than 10 days thereafter, take all of the actions required under Section 3 with respect thereto.

       10. CONSENT. Pledgor hereby consents that, from time to time, before or after the occurrence or existence of any Event of Default with or without notice to or assent from Pledgor, any other security at any time held by or available to Pledgee for any of the Secured Obligations or any other security at any time held by or available to Pledgee of any other person, firm, or corporation secondarily or otherwise liable for any of the Secured Obligations, may be exchanged, surrendered, or released and any of the Secured Obligations may be changed, altered, renewed, extended, continued, surrendered, compromised, waived, or released, in whole or in part, as Pledgee may see fit. Pledgor shall remain bound under this Agreement notwithstanding any such exchange, surrender, release, alteration, renewal, extension, continuance, compromise, waiver, or inaction, or extension of further credit.

       11. EVENTS OF DEFAULT. The occurrence of an Event of Default under the Loan Agreement shall constitute an event of default ("EVENT OF DEFAULT") under this Agreement.

       12.  REMEDIES UPON DEFAULT.

            12.1 Upon the occurrence of an Event of Default, Pledgee shall have, in addition to any other rights given by law or in this Agreement, in the Loan Agreement, or in any other agreement between Pledgee and Pledgor, all of the rights and remedies with respect to the Collateral of a secured party under the Code, and also shall have, without limitation, the following rights, which Pledgor hereby agrees to be


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commercially reasonable:

                 (a) to receive all amounts payable in respect of the Collateral to Pledgor under Section 6.1(b) hereof;

                 (b) to register all or any part of the Collateral on the books of the Company in Pledgee's name or the name of its nominee or nominees;

                 (c) to vote all or any part of the Shares (whether or not transferred into the name of the Pledgee) in accordance with Section 6.2 hereof, and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS PLEDGEE THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR, COUPLED WITH AN INTEREST, WITH FULL POWER OF SUBSTITUTION FOR ANY AND ALL OF SUCH PURPOSES; WHICH PROXY AND POWER OF ATTORNEY SHALL CONTINUE IN FULL FORCE AND EFFECT AND TERMINATE UPON THE EARLIER TO OCCUR OF (a) UPON THE INDEFEASIBLE PAYMENT IN FULL OF THE SECURED OBLIGATIONS, AND (b) TEN (10) YEARS FROM THE DATE HEREOF.

                 (d) at any time or from time to time, to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; PROVIDED, that at least five (5) days notice of the time and place of any such sale shall be given to Pledgor. Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has therefore been given. Pledgor hereby waives any other requirement of notice, demand, or advertisement for sale, to the extent permitted by law. Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, Pledgee may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Pledgee shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall Pledgee be under any obligation to take any action whatsoever with regard thereto;

                 (e) to buy the Collateral, in its own name, or in the name of a designee or nominee. Pledgee shall have the right to execute any document or form, in its name or in the name of the Pledgor, that may be necessary or desirable in connection with such sale of the Collateral.


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                 (f)  to sell all or any part of the Collateral by a private placement, restricting bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Pledgee may solicit offers to buy the Collateral, or any part of it for cash, from a limited number of investors deemed by Pledgee, in its reasonable judgment, to be responsible parties who might be interested in purchasing the Collateral. If Pledgee shall solicit such offers from not less than four (4) such investors, then the acceptance by Pledgee of the highest offer obtained therefore shall be deemed to be a commercial reasonable method of disposition of such Collateral, even though the sales price established and/or obtained may be substantially less than the price that would be obtained pursuant to a public offering. Notwithstanding the foregoing, should Pledgee determine that, prior to any public offering of any securities contained in the Collateral, such securities should be registered under the '33 Act and/or registered or qualified under any other federal or state law, and that such registration and/or qualification is not practical, Pledgor agrees that it will be commercially reasonable if a private sale is arranged so as to avoid a public offering even if offers are solicited from fewer than four (4) investors, and even though the sales price established and/or obtained may be substantially less than the price that would be obtained pursuant to a public offering.

       13. PLEDGEE AS PLEDGOR'S ATTORNEY-IN FACT. Pledgor hereby irrevocably appoints Pledgee as its attorney-in-fact, coupled with an interest,
(i) to arrange for the register, at any time after the occurrence of an Event of Default, of the Collateral on the books of the Company to the name of Pledgee or to the name of Pledgee's nominee and (ii) to receive, endorse and collect all instruments made payable to Pledgor of any dividend, distribution or other payment on account of the Collateral, or any part thereof, and to give full discharge for the same and to execute and file governmental notifications and reporting forms. Pledgor hereby further authorizes Pledgee to perform any and all acts which Pledgee deems necessary for the protection and preservation of the Collateral or of the value of Pledgee's security interest therein, including but not limited to receiving income thereon as additional security hereunder, and all expenses paid or incurred by Pledgee in connection therewith shall constitute Bank Expenses. Pledgor hereby further grants to Pledgee a power of attorney coupled with an interest to execute all agreements, forms, applications, documents and instruments and to take all actions and do all things as could be executed, taken, or done by Pledgor in connection with the protection and preservation of the Collateral or this Agreement. This power of attorney is irrevocable and authorizes Pledgee to act for Pledgor in connection with the matters described herein without notice to or demand upon Pledgor.

       14.  GENERAL PROVISIONS.

            14.1 CUMULATIVE REMEDIES; NO PRIOR RECOURSE TO COLLATERAL. The enumeration herein of Pledgee's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Pledgee may have under the Loan Agreement, the Loan Documents, the Code, or other applicable law. Pledgee shall have the right, in its sole discretion, to


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determine which rights and remedies are to be exercised and in which order.  The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative.

            14.2 NO IMPLIED WAIVERS. No act, failure, or delay by Pledgee shall constitute a waiver of any of its rights and remedies. No single or partial waiver by Pledgee of any provision of this Agreement or any other Loan Document, or of a breach or default hereunder or thereunder, or of any right or remedy which the Pledgee may have, shall operate as a waiver of any other provision, breach, default, right, or remedy or of the same provision, breach, default, right, or remedy on a future occasion. No waiver by Pledgee shall affect its rights to require strict performance of this Agreement.

            14.3 NOTICES. All notices or demands by any party hereto to the other party and relating to this Agreement shall be sent in accordance with the terms of Section 9.1 of the Loan Agreement.

            14.4 SUCCESSORS AND ASSIGNS. This Agreement shall bind the successors and assigns of Pledgor, and shall inure to the benefit of the successors and assigns of Pledgee; PROVIDED, HOWEVER, that Pledgor may not assign this Agreement nor delegate any of its duties hereunder without Pledgee's prior written consent and any prohibited assignment shall be absolutely void. Pledgee may assign this Agreement and its rights and duties hereunder and no consent or approval by Pledgor is required in connection with any such assignment. Pledgee reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in Pledgee's rights and benefits hereunder. In connection with any such assignment or participation, Pledgee may disclose all documents and information which Pledgee now or hereafter may have relating to Pledgor or Pledgor's business to any prospective or actual Transferee, subject to the terms of Section 9.5(e) of the Loan Agreement.

            14.5 EXHIBITS AND SCHEDULES. All of the exhibits and schedules attached hereto shall be deemed incorporated by reference.

            14.6 NO PRESUMPTION AGAINST ANY PARTY. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Pledgor or Pledgee, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties and their counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

            14.7 SECTION HEADINGS. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

            14.8 SEVERABILITY OF PROVISIONS. If any provision of this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, that provision


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shall not affect the validity, legality or enforceability of any other provision of this Agreement.

            14.9 ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS. This Agreement constitutes the entire agreement between Pledgor and Pledgee pertaining to the subject matter contained herein. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the party asserted to be bound thereby, and then such amendment or waiver shall be effective only in the specific instance and specific purpose for which given.

            14.10 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

            14.11 TERMINATION BY PLEDGEE. After termination of the Loan Agreement and when Pledgee has received payment and performance, in full, of the Secured Obligations, Pledgee shall execute and deliver to Pledgor a termination of all of the security interests granted by Pledgor hereunder and, to the extent they have been delivered to Pledgee and not disposed of in accordance with this Agreement, certificates evidencing the Shares.

       15.  GOVERNING LAW; JUDICIAL REFERENCE.

            15.1 GOVERNING LAW. This Agreement shall be deemed to have been made in the State of California and the validity, construction, interpretation, and enforcement hereof, and the rights of the parties hereto, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California, without regard to principles of conflicts of law.

            15.2 JUDICIAL REFERENCE.

                 (a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Agreement, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "CLAIM DATE" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in


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California in accordance with the provisions of Section 638 ET SEQ. of the
California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Los Angeles County if none (the "COURT"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five
(45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP Section 170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

                 (b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

                 (c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

                 (d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

       IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                      "PLEDGOR"

                      PROSPECT MEDICAL HOLDINGS, INC.,
                      a Delaware corporation


                      By: /s/ Thomas A. Maloof
                          ------------------------------
                           Title:        CFO
                                 -----------------------

                      "Pledgee"

                      IMPERIAL BANK,
                      a California banking corporation


                      By: /s/ Mark W. Campbell
                          -------------------------------
                           Title:     SVP
                                 ------------------------


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

                                  CONTROL AGREEMENT

       Sierra Medical Management, Inc., a Delaware corporation ("COMPANY") hereby acknowledges the terms of the foregoing Security Agreement - Stock Pledge (the "AGREEMENT"), dated as of September 25, 1997, by and between Prospect Medical Holdings, Inc., a Delaware corporation ("PLEDGOR"), and Imperial Bank, a California banking corporation ("PLEDGEE"). Company agrees that it will comply with all instructions from Pledgee with respect to transfers of all or any part of the Collateral (as defined in the Agreement), whether by sale or otherwise, without further consent from Pledgor. Company further acknowledges and agrees that it has received a copy of the Agreement and has registered the pledge of the Collateral (as defined in the Agreement) in the name of Pledgee. Company acknowledges that, in entering into the Loan Agreement (as defined in the Agreement), Pledgee is relying on the Agreement and on Company's agreement herein; and Company agrees that any offset or claim Company may now or hereafter have against Pledgor (or against Pledgor's interests, claims or rights) shall be subordinate to the claims, rights and interests of Pledgee under the Agreement. The signatories below hereby represent and warrant to Pledgee that they are duly authorized to execute and deliver this Control Agreement to Pledgee and thereby bind the Company as set forth herein.

Dated: September 25, 1997       SIERRA MEDICAL MANAGEMENT,
                                INC., a Delaware corporation


                                By:     /s/ Thomas A. Maloof
                                   ---------------------------------------
                                Title:    CFO
                                       -----------------------------------


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